UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  FORM 8-K/A-2

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) - December 6, 2004
                                                          ----------------


                                  INTRAC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                    0-31114                     88-0471759
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(State or other        (Commission File Number)            (IRS Employer
  jurisdiction                                            Identification No.)
of Incorporation)

         130 West 42nd Street, 12th Floor, New York NY        10036
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           (Address of principal executive offices)         (zip code)


        Registrant's telephone number, including area code - 212-554-4550
                                                             ------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          On December 10, 2004, Intrac, Inc. (the "Company") filed a Form 8-K to report that as of December 6, 2004 it acquired Innovative Drug Delivery Systems, Inc. ("IDDS") by a "reverse merger." That Form 8-K described the acquisition transaction, but did not include the financial statements of IDDS. The report disclosed that in accordance with Paragraph (4) to Item 9.01(a), the IDDS financial statements were to be filed by amendment. This Report amends the Form 8-K to provide the IDDS financial statements. As stated in earlier Form 8-K, pro forma financial statements of Intrac and IDDS are not required to be filed for the IDDS acquisition.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

          (a) Financial Statements of Businesses Acquired

              The following financial statements of IDDS are being filed with this report:

          Report of Registered Public Accounting Firm

          Balance Sheets as of December 31, 2002 and 2003

          Statements of Operations for the years ended December 31, 2001, 2002 and 2003 and the cumulative period from February 23, 1998 (inception) to December 31, 2003

          Statements of Redeemable Convertible Preferred Stock and Stockholders' Deficit for the period from February 23, 1998 (inception) to December 31, 2003, including the years ended December 31, 2001, 2002 and 2003

          Statements of Cash Flows for the years ended December 31, 2001, 2002 and 2003, and the cumulative period from February 23, 1998 (inception) to December 31, 2003.

          Notes to Financial Statements

          CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

          Condensed Balance Sheet at September 30, 2004 (Unaudited)

          Condensed Statements of Operations for the nine months ended September 30, 2003 and 2004 (Unaudited) and the cumulative period from February 23, 1998 (inception) to September 30, 2004 (Unaudited)

          Condensed Statement of Redeemable Convertible Preferred Stock and Stockholders' Deficit for the nine months ended
          September 30, 2004 (Unaudited)

          Condensed Statements of Cash Flows for the nine months ended September 30, 2003 and 2004 (Unaudited) and the cumulative period from February 23, 1998 (inception) to September 30, 2004 (Unaudited)

          Notes to Condensed Financial Statements (Unaudited)


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTRAC, INC.
                                           ------------------------------------
                                           (Registrant)


                                           /s/ Fred H. Mermelstein
Dated: January 7, 2005                     ------------------------------------
                                           Fred H. Mermelstein, President
                                           and Chief Executive Officer


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